UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2012

EDGEN GROUP INC.
(Exact name of Registrant as specified in its charter)

Commission File Number	State of Incorporation	IRS Employer Identification No.
001-35513	Delaware	38-3860801

18444 Highland Road
Baton Rouge, LA 70809
(225) 756-9868
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure

We intend to use the materials furnished herewith as Exhibit 99.1, in whole or in part, in one or more meetings with investors, analysts and others beginning on July 10, 2012.  A copy of the materials is currently available on our website, www.edgengroup.com.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being "furnished" pursuant to Item 7.01 and Item 9.01 of Form 8-K and shall not be deemed "filed" by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor is it deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing, if any.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Edgen Group Inc. Investor Presentation, dated July 10, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2012	EDGEN GROUP INC.

	By:	/s/ David L. Laxton, III
Name: David L. Laxton, III
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Edgen Group Inc. Investor Presentation, dated July 10, 2012